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Exhibit 10.32

ANNEX II

        (a)    Registration Statement.    As soon as reasonably practicable after the date hereof, Parent shall file with the Commission a registration statement on Form S-3 (the "Registration Statement") covering the resale to the public by the Stockholders of the Parent Shares. Parent shall use commercially reasonable efforts to cause the Registration Statement to (i) be declared effective by the Commission immediately prior to the Closing or as soon thereafter as reasonably practicable and (ii) remain effective until the first anniversary of the Closing Date or such earlier time as all of the Parent Shares covered by the Registration Statement have been sold pursuant thereto. Thereafter, Parent shall be entitled to withdraw the Registration Statement and the Stockholders shall have no further right to offer or sell any of the Parent Shares pursuant to the Registration Statement (or any prospectus relating thereto). The Parent Shares subject to the Registration Statement shall not be underwritten unless Parent shall otherwise consent in its sole discretion.

        (b)    Notice Procedures.    Each Stockholder shall provide written notice to Parent of any proposed sale of Parent Shares pursuant to the Registration Statement at least five business days' prior to any such sale. Notwithstanding any other provision of this Annex II, if Parent shall determine in good faith that (i) continued use by the Stockholders of the Registration Statement would require premature disclosure in such Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning Parent, its business or prospects or any proposed material transaction involving Parent and (ii) such premature disclosure would be materially adverse to Parent, its business or prospects or any such proposed material transaction or would make the successful consummation by Parent of any such material transaction significantly less likely, then the right of the Stockholders to use such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Parent Shares pursuant thereto shall be suspended for a period (the "Suspension Period"), provided that the aggregate number of days covered by Suspension Periods shall not exceed an aggregate of 90 days in any twelve (12) month period. In the event that Parent receives written notice from a Stockholder with regard to a proposed sale of Parent Shares during any Suspension Period, Parent shall provide written notice thereof to the Stockholders within three business days after receipt of such Stockholder notice. During the Suspension Period, none of the Stockholders shall offer or sell any Parent Shares pursuant to or in reliance upon such Registration Statement (or the prospectus relating thereto). Parent shall not be required to disclose to the Stockholders the reasons for requiring a suspension of sales under the Registration Statement, and the Stockholders shall not disclose to any third party the existence of any such suspension. Parent agrees that, as promptly as practicable after the consummation, abandonment or public disclosure of the event or transaction that caused Parent to suspend the use of the Registration Statement (and the prospectus relating thereto) pursuant to this Section (b), Parent will provide the Stockholders with a revised prospectus, if required, and will notify the Stockholders of their ability to effect offers or sales of Parent Shares pursuant to or in reliance upon such Registration Statement.

        (c)    Registration Procedures.

            (i)  In connection with the filing by Parent of the Registration Statement, Parent shall furnish to each Stockholder a copy of the prospectus. Subject to the provisions of Section (b) above, Parent shall prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement as may be required to comply with the provisions of the Securities Act. Parent shall furnish to each Stockholder a copy of any amendment or supplement to such Registration Statement or prospectus filed with the Commission.

          (ii)  If Parent has delivered a prospectus to the Stockholders and after having done so the prospectus is amended or supplemented to comply with the requirements of the Securities Act as described in the immediately preceding paragraph, Parent shall promptly notify the Stockholders and, if requested by Parent, the Stockholders shall immediately cease making offers or sales of shares under the Registration Statement and return all prospectuses to Parent. Parent shall promptly provide the Stockholders with a revised prospectus and, following receipt of the revised prospectus, the Stockholders shall be free to resume making offers and sales under the Registration Statement.

          (iii)  Parent shall furnish to each requesting Stockholder such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits thereto), such number of copies of the prospectus included in such Registration Statement and such number of documents, if any, incorporated by reference in such Registration Statement or prospectus, as such requesting Stockholder may reasonably request.

          (iv)  Parent shall use its commercially reasonable efforts to register or qualify the Parent Shares covered by the Registration Statement under the securities or "blue sky" laws of such states as the Stockholders shall reasonably request; provided, however, that Parent shall not be required to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

          (v)  Parent shall pay the expenses incurred by it in complying with its obligations under this Annex II, including all registration and filing fees, exchange listing fees and fees and expenses of Parent's counsel and accountants, but excluding (i) any brokerage fees, selling commissions or underwriting discounts incurred by the Stockholders in connection with sales under the Stockholder Registration Statement and (ii) the fees and expenses of any counsel retained by the Stockholders.

        (d)    Requirements of Stockholders.    Parent shall not be required to include any Parent Shares in the Registration Statement unless the Stockholder owning such shares (i) furnishes to Parent in writing such information regarding such Stockholder and the proposed sale of Parent Shares by such Stockholder as Parent may reasonably request in connection with the Registration Statement or as shall be required in connection therewith by the Commission or any state securities law authorities and (ii) upon the written request of Parent, confirms in writing its indemnification obligations under Section (e) below. Each Stockholder acknowledges that (x) such Stockholder is required to comply with Regulation M under the Securities Exchange Act of 1934, as amended, during such time as such Stockholder may be engaged in a distribution of the shares of Parent Stock and (y) such Stockholder is required to deliver a current prospectus in connection with any sale of Parent Stock covered by the Registration Statement.

        (e)    Indemnification.

            (i)  To the extent permitted by law, Parent will indemnify and hold harmless each Stockholder and each broker or other Person acting on behalf of such Stockholder against any Damages to which they may become subject under the Securities Act or otherwise, insofar as such Damages arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such Registration Statement, including any prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Parent of the Securities Act or state securities or blue sky laws applicable to Parent and leading to action or inaction required of Parent in connection with such registration or qualification under such Securities Act or state securities or blue sky laws; and will reimburse on demand such Stockholder, broker or other Person acting on behalf of such Stockholder for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such Damage; provided, however, that (x) the indemnity agreement contained in this Section (e)(i) shall not apply to amounts paid in settlement of any such Damage if such settlement is effected without the consent of Parent (which consent shall not be unreasonably withheld or delayed), nor shall Parent be liable in any such case for any such Damage to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with such Registration Statement, prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished for use in connection with such Registration Statement by any Stockholder and (y) the foregoing indemnity shall not inure to the benefit of any Stockholder, broker or other person acting on behalf of such Stockholder, broker or other Person asserting any Damage who purchased Parent Shares during a Suspension Period or if copies of a revised prospectus were timely delivered to such Stockholder pursuant to Section (c) above and a copy of revised prospectus was not sent or given by or on behalf of such Stockholder to such Person, if required by law to have been delivered, and such revised prospectus would have cured the defect giving rise to such Damage.

          (ii)  To the extent permitted by law, each Stockholder will indemnify and hold harmless Parent, each of its directors, each of its officers who have signed such Registration Statement, each Person, if any, who controls Parent within the meaning of the Securities Act, and all other Stockholders against any Damages to which they may become subject under the Securities Act or otherwise, insofar as such Damages arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such Registration Statement, including any prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, prospectus, or amendments or supplements thereto, in reliance upon and in conformity with information furnished by such Stockholder for use in connection with such Registration Statement; and such Stockholder will reimburse any legal or other expenses reasonably incurred by Parent or any such director, officer, controlling person, or other Stockholder in connection with investigating or defending any such Damage; provided, however, that the indemnity agreement contained in this Section (e)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those Stockholder(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld or delayed).

        Promptly after receipt by an indemnified party under this Section (e) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section (e), notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the parties; provided, however, that, if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section (e), the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party that are reasonably related to the matters covered by the indemnity agreement provided in this Section (e). Subject to the foregoing, an indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the indemnifying party. The failure to notify an indemnifying party promptly of the commencement of any such action, if materially prejudicial to his, her or its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section (e), but the omission so to notify the indemnifying party will not relieve him, her or it of any liability that the indemnifying party may have to any indemnified party otherwise other than under this Annex II.

        (f)    Rule 144.    Parent shall use its commercially reasonable efforts to comply with the requirements of Rule 144(c) under the Securities Act, as such Rule may be amended from time to time (or any similar rule or regulation hereafter adopted by the Commission), regarding the availability of current public information to the extent required to enable each Stockholder to sell Parent Shares without registration under the Securities Act pursuant to the resale provisions of Rule 144 (or any similar rule or regulation). Upon the written request of a Stockholder, Parent will deliver to such Stockholder a written statement as to whether it has complied with such requirements and, upon a Stockholder's compliance with the applicable provisions of Rule 144, will take such action as may reasonably be required (including, without limitation, causing legal counsel to issue an appropriate opinion) to cause its transfer agent to effectuate any transfer of Parent Shares properly requested by such Stockholder, in accordance with the terms and conditions of Rule 144.

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ANNEX II